UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 06107

John Hancock Patriot Select Dividend Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

Patriot Select Dividend Trust

Semiannual Report

12.31.06

TABLE OF CONTENTS

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 1 0

Notes to financial
statements
page 1 5

For more information
page 2 4

Welcome

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks to provide high current income, consistent with modest growth of capital, by investing at least 80% of its assets in a diversified portfolio of dividend-paying securities. The Fund will normally invest more than 65% of its total assets in securities of companies in the utilities industry.

Over the last six months

► Preferred and utility common stocks post strong gains during the period, fueled by the cessation of interest rate hikes and waning inflation fears.

► The Fund outperformed or was in line with its benchmark indexes.

► Utility common stock holdings were the biggest contributors to performance.

Top 10 issuers

NSTAR	5.1%	DTE Energy Co.	3.3%

Baltimore Gas & Electric	4.0%	Lehman Brothers	3.1%

CH Energy	3.5%	Citigroup, Inc.	2.9%

Bear Stearns Cos. (The)	3.5%	Energy East Corp.	2.6%

KeySpan Corp.	3.3%	Southern Union Co.	2.5%

As a percentage of net assets plus the value of preferred shares on December 31, 2006.

Managers’ report

John Hancock
Patriot Select Dividend Trust

Preferred stocks and utility common stocks — the two primary areas of emphasis for John Hancock Patriot Select Dividend Trust — posted strong gains for the six-month period ended December 31, 2006. Both got off to a rocky start in the early months of the period when fixed income investments — including preferred stocks — performed poorly. They were hurt by news of strong economic growth and mounting inflation pressures, which in turn fueled concerns about more interest rate hikes. Because preferreds make fixed income payments in the form of dividends, their prices tend to move higher and lower in response to expectations for interest rates and inflation. Preferreds also were forced to contend with a glut of new issuance, which typically came to market with higher yields than already-outstanding securities, making older issues less attractive and putting pressure on their prices.

But beginning in August, preferreds and utility commons began to rally strongly, bolstered by renewed optimism that the Federal Reserve Board would hold interest rates steady. A series of reports indicating that the housing market and other parts of the economy were slowing provided investors evidence that inflation wasn’t the same concern it was just a few months earlier. The rally gathered even more steam when the Fed held interest rates steady at each of its final four Open Market Committee meetings of the period in August, September, October and December. Against that backdrop, preferred stocks that offered a certain

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE...AND WHAT’S BEHIND THE NUMBERS

Alliant Energy	▲	Renewed focus on core regulated business drives earnings and dividends higher

Bank of America	▲	Preferreds coveted amid scarcity for high-quality, tax-advantaged securities

Ocean Spray	▼	Lack of liquidity causes stock to languish

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
Gregory K. Phelps and Mark T. Maloney

tax advantage known as the dividends-received deduction (DRD) outpaced those without the tax benefit. Utility common stocks also were helped by a mini wave of merger and acquisition activity, as well as by growing investor interest in defensive industries that tend to perform well amid slowing economic conditions. Even a decline in energy prices in the final three months of the period didn’t really hurt utility common stocks, which had been viewed by many investors as hidden energy plays.

“Preferred stocks and utility
common stocks — the two
primary areas of emphasis for
John Hancock Patriot Select
Dividend Trust — posted strong
gains for the six-month period
ended December 31, 2006.”

Performance

For the six months ended December 31, 2006, John Hancock Patriot Select Dividend Trust returned 14.04% at net asset value (NAV) and 16.11% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. The Fund’s yield at closing market price on December 31, 2006 was 4.92% . By comparison, the average Specialty/Utilities closed-end fund returned 17.57% at NAV, according to Morningstar, Inc. For the same six-month period, the Lehman Brothers Aggregate Bond Index gained 5.09%, the Merrill Lynch DRD-Preferred Index rose 9.81% and the S&P 400 Mid Cap Utilities Index gained 14.30% .

Leaders — utility common stocks

Our utility common stock holdings provided the biggest boost to the Fund’s performance. Among the most significant contributors was KeySpan Corp., which operates regulated gas utilities throughout the northeastern United States. It was buoyed by news that it would be acquired by British

Patriot Select Dividend Trust

network operator National Grid. Another big winner was Alliant Energy Corp., pushed higher by renewed investor interest after the company decided to resume growing its dividend, to rid itself of money-losing foreign investments and to renew its focus on core regulated utility businesses. NiSource Inc. also performed well, thanks in large part to investors’ upward revaluation of natural gas pipeline and storage assets. Peoples Energy also helped boost returns, soaring on news that the company — which sells and transports natural gas to residential, commercial and industrial customers in the Chicago area — will be taken over by Wisconsin-based WPS Resources. Our holdings in telecommunications giant AT&T, Inc. also fared well due to growing recognition that the company’s stock provided attractive dividend yields, that its merger was working and that it was gaining market share in the broadband and wireless segments.

Preferred financials pay off

Among our preferred holdings, we enjoyed good gains from MetLife, Inc. It served us well, aided by strong demand for DRD-eligible preferreds. Bank of America Corp.’s preferred holdings, which we purchased recently, also did well, helped by investor demand for attractively priced tax-advantaged preferred stocks issued by high-quality companies amid a dearth of such securities. Likewise, our stake in PPL Electric Utilities, a Pennsylvania-based electric provider, worked in our favor as the securities were in strong demand amid a scarcity of other investment-grade, tax-advantaged utility preferred stocks.

INDUSTRY DISTRIBUTION[1]

Multi-utilities	41%

Electric utilities	21%

Investment banking &
brokerage	7%

Oil & gas exploration &
production	6%

Diversified financial
services	5%

Gas utilities	5%

Consumer finance	3%

Life & health insurance	3%

Regional banks	2%

Agr icultural products	2%

Integrated
telecommunication
services	2%

Oil & gas storage &
transportation	1%

Thrifts & mortgage
finance	1%

Another area among preferred stocks that performed particularly well was our brokerage holdings, led by Goldman Sachs Group and Merrill Lynch & Co. The brokers benefited from their ability to fire on all cylinders in their key businesses, including stocks, mergers and acquisitions, asset management and private equity. They also benefited from providing services to the thriving hedge fund industry, as well as gains from trading with their own money.

In contrast, we lost ground with our stake in Ocean Spray Cranberries, Inc., an agricultural cooperative owned by more than 650 cranberry growers in Massachusetts, Wisconsin, New Jersey, Oregon, Washington, British Columbia, and other parts of Canada, as well as more than 100 Florida grapefruit growers. Our holdings were part of a private placement, whereby the company sold securities to a relatively small number of

Patriot Select Dividend Trust

institutional investors rather than to the public at large. Despite the preferred stocks’ sought-after tax-advantaged status, their prices languished as investors increasingly went for more liquid (meaning easily traded) securities. We continued to hold onto our Ocean Spray stake because we believe that this high-quality company has the potential to be taken over by a larger multi-national food company at an attractive premium to the price we paid for it.

“Our utility common stock holdings
provided the biggest boost to the
Fund’s performance.“

Outlook

At the end of the period, the bond market was pricing in at least two rate cuts by mid- 2007. While we agree with the notion that the Fed’s next move will be to lower rates, rather than raise them further, we believe that such action will come later than the market currently anticipates. For that reason, we believe the Treasury market could be due for a sell off amid any signs of economic strength, which likely would weigh on preferred and utility common stocks as well over the short term. Over the longer term, however, we remain quite optimistic that gradually slowing economic conditions will bode well for fixed income investments, including preferred and utility common stocks. We also believe that long-term demand — driven by the baby boom generation’s increasing need for income-producing investments — will continue to provide support for preferred and utility stocks.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 65% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund’s portfolio on December 31, 2006.

Patriot Select Dividend Trust

Fund’s investments

Securities owned by the Fund on 12-31-06 (unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Common stocks 57.02%		$89,333,834

(Cost $76,318,578)

Electric Utilities 3.61%		5,649,620

Pinnacle West Capital Corp.	30,000	1,520,700

Progress Energy, Inc.	84,000	4,122,720

Progress Energy, Inc., (Contingent Value Obligation) (B)(I)	20,000	6,200

Gas Utilities 3.02%		4,737,939

National Fuel Gas Co.	56,150	2,164,021

Peoples Energy Corp.	57,750	2,573,918

Integrated Telecommunication Services 3.02%		4,727,281

AT&T, Inc.	97,700	3,492,775

Verizon Communications, Inc.	33,150	1,234,506

Multi-Utilities 45.99%		72,056,521

Alliant Energy Corp.	148,000	5,589,960

Ameren Corp.	85,400	4,588,542

CH Energy Group, Inc.	151,250	7,986,000

Consolidated Edison, Inc.	45,000	2,163,150

Dominion Resources, Inc.	51,000	4,275,840

DTE Energy Co.	155,900	7,547,119

Duke Energy Corp.	53,410	1,773,746

Energy East Corp.	242,000	6,001,600

KeySpan Corp.	183,650	7,562,707

NiSource, Inc.	117,700	2,836,570

NSTAR	188,000	6,459,680

OGE Energy Corp.	96,092	3,843,680

SCANA Corp.	21,700	881,454

TECO Energy, Inc.	176,750	3,045,403

Vectren Corp.	30,000	848,400

WPS Resources Corp.	51,000	2,755,530

Xcel Energy, Inc.	169,000	3,897,140

Oil & Gas Storage & Transportation 1.35%		2,115,000

Kinder Morgan, Inc.	20,000	2,115,000

Publishing 0.03%		47,473

Idearc, Inc. (I)	1,657	47,473

See notes to financial statements

Patriot Select Dividend Trust

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 85.90%			$134,584,503

(Cost $130,173,144)

Agricultural Products 2.06%			3,230,000

Ocean Spray Cranberries, Inc.,
6.25%, Ser A (S)	BB+	40,000	3,230,000

Consumer Finance 3.19%			4,995,600

SLM Corp., 6.97%, Ser A	BBB+	92,000	4,995,600

Diversified Financial Services 7.84%			12,272,355

Bank of America Corp., 6.204%,
Depositary Shares, Ser D	A	220,000	5,698,000

Citigroup, Inc., 6.213%,
Depositary Shares, Ser G	A	44,000	2,222,000

Citigroup, Inc., 6.231%,
Depositary Shares, Ser H	A	86,100	4,352,355

Electric Utilities 26.45%			41,443,669

Alabama Power Co., 5.20%	BBB+	240,000	5,760,000

Boston Edison Co., 4.25%	BBB+	64,157	5,084,443

Duquesne Light Co., 6.50%	BB+	107,000	5,296,500

Entergy Arkansas, Inc., 6.45%	BB+	100,000	2,518,750

Entergy Mississippi, Inc., 6.25%	BB+	104,000	2,639,000

Interstate Power & Light Co.,
7.10%, Ser C	BBB–	25,000	641,500

Interstate Power & Light Co.,
8.375%, Ser B	Baa3	46,000	1,482,065

PPL Electric Utilities Corp.,
6.25%, Depositary Shares	BBB	200,000	5,218,760

PPL Energy Supply, LLC, 7.00%	BBB	50,000	1,301,500

Public Service Electric & Gas
Co., 6.92%	BB+	30,627	3,182,338

Southern California Edison Co.,
6.00%, Ser C	BBB–	18,000	1,848,938

Southern California Edison
Co., 6.125%	BBB–	35,000	3,561,250

Virginia Electric & Power
Co., $6.98	BB+	10,500	1,086,750

Virginia Electric & Power
Co., $7.05	BB+	10,000	1,038,125

Wisconsin Public Service
Corp., 6.76%	A–	7,500	783,750

Gas Utilities 3.68%			5,770,650

Southern Union Co., 7.55%, Ser A	BB	226,300	5,770,650

See notes to financial statements

Patriot Select Dividend Trust

F I N A N C I A L    S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Investment Banking & Brokerage 10.28%			$16,104,360

Bear Stearns Cos., Inc. (The),
5.49%, Depositary Shares, Ser G	BBB+	140,200	6,729,600

Bear Stearns Cos., Inc. (The),
6.15%, Depositary Shares, Ser E	BBB+	23,000	1,160,350

Goldman Sachs Group, Inc., 6.20%,
Ser B	A	20,000	522,400

Lehman Brothers Holdings, Inc.,
5.67%, Depositary Shares, Ser D	A–	125,600	6,386,760

Lehman Brothers Holdings, Inc.,
5.94%, Depositary Shares, Ser C	A–	13,000	653,250

Merrill Lynch & Co., Inc.,
6.375%, Depositary Shares, Ser 3	A	25,000	652,000

Life & Health Insurance 3.61%			5,656,650

MetLife, Inc., 6.50%, Ser B	BBB	215,000	5,656,650

Multi-Utilities 13.52%			21,183,021

Baltimore Gas & Electric Co.,
6.99%, Ser 1995	Ba1	40,000	4,153,752

BGE Capital Trust II, 6.20%	BBB–	200,000	4,950,000

PNM Resources, Inc., 6.75%, Conv	BBB–	66,055	3,490,346

PSEG Funding Trust II, 8.75%	BB+	36,300	930,369

SEMPRA Energy, $4.36	BBB+	19,250	1,578,500

SEMPRA Energy, $4.75, Ser 53	BBB+	6,305	561,145

South Carolina Electric & Gas
Co., 6.52%	Baa1	55,000	5,518,909

Oil & Gas Exploration & Production 9.28%			14,542,698

Anadarko Petroleum Corp., 5.46%,
Depositary Shares, Ser B	BB	20,000	1,894,376

Apache Corp., 5.68%, Depositary
Shares, Ser B	BBB	48,174	4,803,853

Devon Energy Corp., 6.49%, Ser A	BB+	53,500	5,393,469

Nexen, Inc., 7.35% (Canada)	BB+	95,000	2,451,000

Regional Banks 3.53%			5,535,000

HSBC USA, Inc., $2.8575 (G)	A1	108,000	5,535,000

Specialized Finance 0.33%			521,400

CIT Group, Inc., 6.35%, Ser A	BBB+	20,000	521,400

Thrifts & Mortgage Finance 1.60%			2,507,400

Sovereign Bancorp, Inc., 7.30%,
Depositary Shares, Ser C	BB+	90,000	2,507,400

Wireless Telecommunication Service 0.53%			821,700

Telephone & Data Systems,
Inc., 6.625%	BBB	33,200	821,700

See notes to financial statements

Patriot Select Dividend Trust

F I N A N C I A L   S T A T E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 1.37%			$2,141,692

(Cost $2,141,692)

Consumer Finance 1.37%			2,141,692

Chevron Texaco Corp., Due 1-02-07	5.170%	$2,142	2,141,692

Total investments (Cost $208,633,414) 144.29%			$226,060,029

Other assets and liabilities, net	0.45%		$710,130

Fund preferred shares and accrued dividends at value (44.74%)			($70,095,433)

Total net assets 100.00%			$156,674,726

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. These securities amounted to $6,200 or 0.00% of the Fund’s total investments as of December 31, 2006.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,230,000 or 2.06% of the Fund’s total investments as of December 31, 2006.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Patriot Select Dividend Trust

Financial statements

F I N A N C I A L    S T A T E M E N T S

Statement of assets and liabilities 12-31-06 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (cost $208,633,414)	$226,060,029
Cash	634
Dividends receivable	1,022,357
Other assets	29,963

Total assets	227,112,983

Liabilities

Payable for investments purchased	59,316
Payable to affiliates
Management fees	154,231
Other	35,493
Other payables and accrued expenses	93,784

Total liabilities	342,824
Auction Market Preferred Shares (AMPS) and accrued dividends, unlimited number of shares of beneficial interest authorized with no par value,
700 shares issued, liquidation preference of $100,000 per share	70,095,433

Net assets

Common shares capital paid-in	143,161,777
Accumulated net realized loss on investments	(4,013,765)
Net unrealized appreciation of investments	17,426,615
Accumulated net investment income	100,099

Net assets applicable to common shares	$156,674,726

Net asset value per common share

Based on 10,010,393 shares of beneficial interest outstanding —
unlimited number of shares authorized with no par value	$15.65

See notes to financial statements

Patriot Select Dividend Trust

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 12-31-06 (unaudited)

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$6,003,922
Interest	127,084

Total investment income	6,131,006

Expenses

Investment management fees (Note 2)	888,974
Administration fees (Note 2)	166,683
Compliance fees	2,174
AMPS auction fees	91,620
Printing fees	23,700
Custodian fees	21,705
Professional fees	21,364
Transfer agent fees (Note 2)	19,568
Registration and filing fees	11,736
Trustees’ fees	5,898
Interest	14
Miscellaneous	11,285

Total expenses	1,264,721

Net investment income	4,866,285

Realized and unrealized gain (loss)

Net realized gain on investments	810,924
Change in net unrealized appreciation (depreciation) of investments	14,853,477

Net realized and unrealized gain (loss)	15,664,401
Distributions to AMPS	(1,470,267)

Increase in net assets from operations	$19,060,419

1 Semiannual period from 7-1-06 to 12-31-06.

See notes to financial statements

Patriot Select Dividend Trust

F I N A N C I A L    S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	6-30-06	12-31-06[1]

Increase (decrease) in net assets

From operations
Net investment income	$9,971,920	$4,866,285
Net realized gain (loss)	(4,774,630)	810,924
Change in net unrealized appreciation (depreciation)	(5,705,396)	14,853,477
Distributions to AMPS	(2,351,712)	(1,470,267)

Increase (decrease) in net assets resulting from operations	(2,859,818)	19,060,419

Distributions to common shareholders
From net investment income	(8,198,513)	(3,363,492)

Net assets

Beginning of period	152,036,130	140,977,799
End of period[2]	$140,977,799	$156,674,726

1 Semiannual period from 7-1-06 through 12-31-06. Unaudited.

2 Accumulated net investment income of $67,573 and $100,099, respectively.

See notes to financial statements

Patriot Select Dividend Trust

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	6-30-02[1]	6-30-03[1]	6-30-04[1]	6-30-05[1]	6-30-06	12-31-06[2]

Per share operating performance

Net asset value,
beginning of period	$15.43	$13.77	$13.73	$13.36	$15.19	$14.08
Net investment income[3]	1.18	1.08	0.96	1.03	1.00	0.49
Net realized and unrealized
gain (loss) on investments	(1.61)	0.06	(0.17)	1.94	(1.06)	1.57
Distributions to AMPS	(0.15)	(0.10)	(0.08)	(0.15)	(0.23)	(0.15)
Total from
investment operations	(0.58)	1.04	0.71	2.82	(0.29)	1.91
Less distributions to
common shareholders
From net investment income	(1.08)	(1.08)	(1.08)	(0.99)	(0.82)	(0.34)
Net asset value, end of period	$13.77	$13.73	$13.36	$15.19	$14.08	$15.65
Per share market value,
end of period	$13.69	$14.72	$13.65	$13.79	$12.07	$13.66
Total return at market value[4] (%)	(0.45)	16.82	0.23	8.46	(6.65)	16.11[5]

Ratios and supplemental data

Net assets applicable to
common shares, end of period
(in millions)	136	137	133	152	141	157
Ratio of expenses to average
net assets[6] (%)	1.77	1.90	1.78	1.72	1.70	1.67[7]
Ratio of net investment income
to average net assets[8] (%)	7.99	8.62	7.04	7.17	6.89	6.42[7]
Portfolio turnover (%)	15	2	18	36	26	8[5]

Senior securities

Total value of AMPS outstanding
(in millions)	$70	$70	$70	$70	$70	$70
Involuntary liquidation preference
per unit (in thousands)	$100	$100	$100	$100	$100	$100
Average market value per unit
(in thousands)	$100	$100	$100	$100	$100	$100
Asset coverage per unit [9]	$290,311	$294,629	$288,521	$316,085	$300,063	$322,438

See notes to financial statements

Patriot Select Dividend Trust

F I N A N C I A L    S T A T E M E N T S

Notes to Financial Highlights

1 Auditied by previous auditor.

2 Semiannual period from 7-1-06 to 12-31-06. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.20%, 1.22%, 1.18%, 1.16%, 1.14% and 1.14%, respectively.

7 Annualized.

8 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 5.40%, 5.52%, 4.65%, 4.82%, 4.64% and 4.38%, respectively.

9 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements

Patriot Select Dividend Trust

Notes to financial statements (unaudited)

Note 1 Accounting policies

John Hancock Patriot Select Dividend Trust (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

Significant accounting policies of the Fund
are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $140,314 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as June 30, 2014.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than June 29, 2007 and the effects will be noted in the Fund’s semiannual financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Patriot Select Dividend Trust

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2006, the tax character of distributions paid was as follows: ordinary income $10,550,225.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions
with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the ”Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.80% of the Fund’s average weekly net assets plus the value attributable to the Auction Market Preferred Shares (collectively, “managed assets”).

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICO”), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

Effective October 1, 2006, Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services, and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund’s average weekly managed assets. The compensation for the period amounted to $166,683.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the

Patriot Select Dividend Trust

NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 3
Fund share transactions

This listing illustrates the reclassification of the Fund’s capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

		Year ended 6-30-06	Period ended 12-31-06[1]
	Shares	Amount	Shares	Amount

Beginning of period	10,010,393	$143,161,777	10,010,393	$143,161,777
Reclassification of
capital accounts	—	—	—	—
End of period	10,010,393	$143,161,777	10,010,393	$143,161,777

1 Semiannual period from 7-1-06 to 12-31-06. Unaudited.

Auction Market Preferred
Shares Series A

The Fund issued 700 shares of Dutch Auction Market Preferred Shares Series A (“AMPS”) on August 30, 1990, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the AMPS, which accrue daily, are cumulative at a rate that was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates on AMPS ranged from 4.00% to 4.15% during the period ended December 31, 2006. Accrued dividends on AMPS are included in the value of AMPS on the Fund’s Statement of Assets and Liabilities.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS, as defined in the Fund’s by-laws. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the AMPS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shareholders have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and common shareholders.

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended December 31, 2006, aggregated 20,158,140 and $17,116,951, respectively.

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes, was $209,560,142. Gross unrealized appreciation and depreciation of investments aggregated $19,267,109 and $2,767,222, respectively, resulting in net unrealized appreciation of $16,499,887. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Patriot Select Dividend Trust

Investment objective and policy

The Fund’s investment objective is to provide high current income, consistent with modest growth of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

The Fund’s non-fundamental investment policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least “BBB” by S&P or “Baa” by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The “Assets” are defined as net assets and the liquidation preference amount of the AMPS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On December 16, 2003, the Trustees approved additional changes to the Fund’s bylaws. The auction preferred shares section of the Fund’s bylaws was changed to update the rating agency requirements in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountant’s confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and distributions

During the period ended December 31, 2006, dividends from net investment income totaling $0.336 per share were paid to common shareholders. The dates of payments and the amounts per share are as follows:

Patriot Select Dividend Trust

INCOME
PAYMENT DATE	DIVIDEND

July 31, 2006	$0.0560
August 31, 2006	0.0560
September 29, 2006	0.0560
October 31, 2006	0.0560
November 30, 2006	0.0560
December 29, 2006	0.0560

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the “Plan Agent”), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates.

When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to

Patriot Select Dividend Trust

be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Patriot Select Dividend Trust

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Patriot Select
Dividend Trust

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Patriot Select Dividend Trust (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment subadvisory agreement (the “Subadvisory Agreement”) with Sovereign Asset Management LLC (the “Subadviser”). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005,2 (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Peer Group, (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (iv) breakpoints in the Fund’s and the Peer Group’s fees and information about economies of scale, (v) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vi) the background and experience of senior management and investment professionals, and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Peer Group, as well as the Fund’s benchmark index. Morningstar determined the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Peer Group. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund.

The Board noted the Fund’s performance was, with one exception, lower than the performance of the Peer Group median and its benchmark index, the Merrill Lynch Preferred Stock DRD Eligible Index, over the 1- and 5-year periods. The Board also noted that the Fund’s performance for the 3-year period was appreciably higher than the median performance of its Peer Group, and its benchmark index. The Adviser discussed planned changes designed to improve the Fund’s performance. The Board indicated its intent to continue to monitor the Fund’s performance trends to assess whether other remedial changes are warranted.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Expense Ratio”). The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group median. The Board noted that the Fund’s Expense Ratio was higher than the Peer Group median.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s plans for improving overall performance and lowering the Expense Ratio supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the “Subadvisory Agreement Rate”) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

2 Morningstar also provided a comparative analysis for most, but not all, of the John Hancock Funds of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a category of relevant funds (the “Category”). Morningstar was not able to select a comparative Category for the John Hancock Patriot Select Dividend Trust. Therefore, Morningstar did not provide such an analysis.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	Gordon M. Shone	Transfer agent for
Ronald R. Dion, Chairman	Treasurer	common shareholders
James R. Boyle†		Mellon Investor Services
James F. Carlin	John G. Vrysen	Newport Office Center VII
Richard P. Chapman, Jr.*	Chief Financial Officer	480 Washington Boulevard
William H. Cunningham		Jersey City, NJ 07310
Charles L. Ladner*	Investment adviser
Dr. John A. Moore*	John Hancock Advisers, LLC	Transfer agent for
Patti McGill Peterson*	601 Congress Street	preferred shareholders
Steven R. Pruchansky	Boston, MA 02210-2805	Deutsche Bank Trust
*Members of the Audit Committee		Company Americas
†Non-Independent Trustee	Subadviser	280 Park Avenue
	MFC Global Investment	New York, NY 10017
Officers	Management (U.S.), LLC
Keith F. Hartstein	101 Huntington Avenue	Legal counsel
President and	Boston, MA 02199	Kirkpatrick & Lockhart
Chief Executive Officer		Preston Gates Ellis LLP
	Custodian	1 Lincoln Street
Thomas M. Kinzler	The Bank of New York	Boston, MA 02111-2950
Secretary and	One Wall Street
Chief Legal Officer	New York, NY 10286	Stock symbol
Listed New York Stock
Francis V. Knox, Jr.		Exchange:
Chief Compliance Officer		DIV

For shareholder assistance
refer to page 20

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Core Equity Fund	International Core Fund
Focused Equity Fund	International Fund
Growth Fund	International Growth Fund
Growth Opportunities Fund
Growth Trends Fund	INCOME
Intrinsic Value Fund	Bond Fund
Large Cap Equity Fund	Government Income Fund
Large Cap Select Fund	High Yield Fund
Mid Cap Equity Fund	Investment Grade Bond Fund
Mid Cap Growth Fund	Strategic Income Fund
Multi Cap Growth Fund
Small Cap Equity Fund	TAX-FREE INCOME
Small Cap Fund	California Tax-Free Income Fund
Small Cap Intrinsic Value Fund	High Yield Municipal Bond Fund
Sovereign Investors Fund	Massachusetts Tax-Free Income Fund
U.S. Core Fund	New York Tax-Free Income Fund
U.S. Global Leaders Growth Fund	Tax-Free Bond Fund
Value Opportunities Fund
MONEY MARKET
ASSET ALLOCATION	Money Market Fund
Allocation Core Portfolio	U.S. Government Cash Reserve
Allocation Growth + Value Portfolio
Lifecycle 2010 Portfolio	CLOSED-END
Lifecycle 2015 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2020 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2025 Portfolio	Income Securities Trust
Lifecycle 2030 Portfolio	Investors Trust
Lifecycle 2035 Portfolio	Patriot Global Dividend Fund
Lifecycle 2040 Portfolio	Patriot Preferred Dividend Fund
Lifecycle 2045 Portfolio	Patriot Premium Dividend Fund I
Lifecycle Retirement Portfolio	Patriot Premium Dividend Fund II
Lifestyle Aggressive Portfolio	Patriot Select Dividend Fund
Lifestyle Balanced Portfolio	Preferred Income Fund
Lifestyle Conservative Portfolio	Preferred Income II Fund
Lifestyle Growth Portfolio	Preferred Income III Fund
Lifestyle Moderate Portfolio	Tax-Advantaged Dividend Income Fund

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P30SA 12/06
            2/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-

year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Select Dividend Trust

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: February 27, 2007

By: /s/ John G. Vrysen
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John G. Vrysen
Chief Financial Officer

Date: February 27, 2007